Q1 2023 Results April 27, 2023

Q1 2023 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP gross margin, non-GAAP operating expenses and non-GAAP tax rate is not provided because a comparable GAAP measure for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Giovanni Caforio, MD Chairman of the Board and Chief Executive Officer 3 Q1 2023 Results

Q1 2023 Performance

Strong Commercial Execution

Global Net Sales

Q1: ~$11.3B (3%) YoY; (1%) Ex-FX*

In-Line Brands & New Product Portfolio:

Q1: ~$9.3B +8% YoY; +10% Ex-FX*

New Product Performance

$ in millions


$350
$723
Q1 2022
Q1 2023

Revenues **more than doubled** vs prior year

Strong Financial Execution

Earnings Per Share (EPS)

Q1: GAAP **$1.07,** +81% YoY

Non-GAAP* **$2.05,** +5% YoY

2023 Guidance

Total Sales[1*]

~2% YoY Growth

Increased GAAP EPS*	$4.10 - $4.40
Affirmed Non-GAAP EPS*	$7.95 - $8.25

Reflects continued top & bottom-line growth

[1]Sales growth on reported & Ex-FX* basis
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q1 2023 Results
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Near-term Catalysts Across Diversified Portfolio

2023 Key Milestones

Asset	Milestones
Opdivo (+/- Yervoy)	Early Stage: ☐ Neo-adjuvant NSCLC Ph3 (CM-816) approval in EU Metastatic ☐ 1L mCRPC Ph3 (CM-7DX)
Opdualag	☐ 1L NSCLC Ph2
repotrectinib	☐ ROS1+ NSCLC (TRIDENT-1) U.S. filing
Abecma	✓ 3-5L MM Ph3 (KarMMa-3) filing ☐ Initiation NDMM Ph3 (KarMMa-9)
Breyanzi	☐ 2L TE LBCL EU approval ✓ 3L+ CLL Ph1/2 (TRANSCEND-CLL) ☐ 3L+ FL Ph2 (TRANSCEND-FL)
iberdomide	✓ Initiation of pivotal post-transplant maintenance H2H vs Revlimid
Reblozyl	☐ 1L MDS (COMMANDS) U.S. filing
Sotyktu	✓ Mod-to-severe PsO EU approval ✗ CD Ph2 (IM011-023)[1] ☐ UC Ph2 (IM011-127)
LPA_1 Antagonist	☐ Initiation IPF Ph3 ☐ PPF Ph2 (IM027-040)
Camzyos	☐ oHCM EU approval[2]
LIBREXIA (milvexian)	✓ Initiation Ph3 program[3]

2024/2025 Key Milestones

Asset	Milestones
Opdivo (+/- Yervoy)	Metastatic: ☐ 1L HCC Ph3 (CM-9DW) ☐ 1L+ MSI High CRC Ph3 (CM-8HW) Early Stage: ☐ Peri-adj NSCLC Ph3 (CM-77T) ☐ Peri-adj MIBC Ph3 (CM-078) ☐ Adj HCC Ph3 (CM-9DX) ☐ Stage III Unresectable NSCLC Ph3 (CM-73L) ☐ Adj NSCLC Ph3 (ANVIL, co-op group)
Opdualag	☐ 1L HCC Ph2 ☐ 2L+ HCC Ph2 ☐ 2L/3L+ MSS mCRC Ph3
alnuctamab BCMA TCE	☐ Initiation MM Ph3
Reblozyl	☐ 1L MF Ph3 (INDEPENDENCE)
cendakimab	☐ EoE Ph3
Sotyktu	☐ PsA Ph3
Zeposia	☐ CD maintenance Ph3 (YELLOWSTONE)

Bristol Myers Squibb | Q1 2023 Results

[1]CD PoC not achieved; awaiting higher dose UC Ph2 data to inform future IBD development plans; [2]EU CHMP Positive Opinion; [3]SSP, ACS, AF trials conducted by Janssen

Milestones represent data readouts unless otherwise specified; subject to positive registrational trials and health authority approval

Not for Product Promotional Use

5

New Product Portfolio Significantly De-Risked with Important Catalysts Ahead

$10B - $13B
Risk-Adjusted Sales

- Other**
- Camzyos
- Sotyktu
- Reblozyl
- Breyanzi
- Zeposia

2025

Key Milestones

Beyond

- Camzyos nHCM
- Sotyktu SLE
- Opdualag 1L NSCLC
- Opdualag Adj. Mel
- Opdualag 2L+ MSS CRC

Planned Next 1-2 Years

- ✓ Breyanzi 3L+ CLL
- Breyanzi 3L+ iNHL
- Reblozyl MF
- Sotyktu PsA
- Zeposia CD

Milestones Already Delivered that De-Risk 2025-2030 and Beyond

- ✓ Zeposia MS
- ✓ Reblozyl 2L TD MDS
- ✓ Breyanzi 3L+ LBCL
- ✓ Abecma 5L+
- ✓ Zeposia UC
- ✓ Camzyos oHCM
- ✓ Sotyktu PsO
- ✓ Opdualag 1L Mel FDC
- ✓ Breyanzi 2L LBCL
- ✓ Abecma 3-5L
- ✓ Reblozyl 1L MDS
- ✓ Onureg AML maint.

$25B+
Non-Risk Adjusted*

- $4B+ CAMZYOS
- $4B+ Opdualag
- $4B+ SOTYKTU
- $4B+ Reblozyl
- $3B+ Breyanzi
- $3B+ ZEPOSIA
- $1B+ Abecma

2030

Milestones represent data readouts unless otherwise specified; subject to positive registrational trials and health authority approval

Bristol Myers Squibb | Q1 2023 Results

*Non-risk adjusted revenue potential
**Other includes: Abecma, Onureg, Inrebic, and Opdualag
Financial projections may contain non promoted sales, BMS promotes only according to label

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David Elkins Executive Vice President and Chief Financial Officer 7 Q1 2023 Results

Q1 2023 Results Not for Product Promotional Use Strong Total Company Performance 8 Total Company Sales ~$11.3B (3%) YoY, (1%) Ex-FX* $B Q1 Net Sales1 YoY % Ex-FX* % Total Company $11.3 (3%) (1%) In-Line Products $8.6 +4% +6% New Product Portfolio $0.7 ** ** In-Line Products & New Product Portfolio $9.3 +8% +10% Recent LOEs2 $2.0 (34%) (33%) 2Recent LOE Brands = Revlimid & Abraxane $8.6 $9.3 $3.0 $2.0 Q1 2022 Q1 2023 Recent LOEs In-Line & New Products 1Amounts may not add due to rounding **In excess of +100% *See “Forward-Looking Statements and Non-GAAP Financial Information”

Q1 2023 Results Not for Product Promotional Use New Product Portfolio Sales Performance 9 $156 $206 $67 $147 $117 $36 $78 $44 $71 $23 $34 $29 $25 $350 $723 Q1 2022 Q1 2023 Reblozyl Abecma Opdualag Zeposia Breyanzi Onureg Camzyos Inrebic Sotyktu $18 $16 $6 Revenues more than doubled vs prior year $7 $16 +12% or +11% Ex-FX* growth vs prior quarter $199 $206 $125 $147 $104 $117 $79 $78 $55 $71$37 $34 $29 $23 $25$645 $723 Q4 2022 Q1 2023 Reblozyl Abecma Opdualag Zeposia Breyanzi Onureg Camzyos Inrebic Sotyktu $16 *See “Forward-Looking Statements and Non-GAAP Financial Information” $ in millions $ in millions

Q1 2023 Results Not for Product Promotional Use Q1 2023 Solid Tumor Product Summary 10 Opdivo • U.S. growth driven by demand in 1L lung, upper GI indications & adj. bladder cancer • Ex-U.S. growth from 1L lung & upper GI indications Opdualag • 3rd approved I-O agent; potential to be a new SOC in 1L melanoma • U.S. growth driven by strong demand; >20% market share1 in 1L melanoma $M YoY % Ex-FX* % $2,202 +15% +17% $508 (1%) +2% $117 ** ** $239 +12% +14% Q1 Global Net Sales **In excess of +100% 1Source: BMS Internal Analysis *See “Forward-Looking Statements and Non-GAAP Financial Information”

Q1 2023 Cardiovascular Product Summary

Q1 Global Net Sales

	$M	YoY %	Ex-FX* %
Eliquis apixaban	$3,423	+7%	+8%

Best-in-class & leading OAC within category

- U.S. robust underlying demand strength
- Ex-U.S. continues to be #1 OAC in key international markets; impacted by some generic entry (UK & Canada) & pricing measures

	$M	YoY %	Ex-FX* %
CAMZYOS™ (mavacamten) capsules	$29	---	---

First-in-class myosin inhibitor

- U.S. increase in total treated & commercial dispensed patients
  - VALOR: U.S. PDUFA date June 16, 2023
- EU CHMP Positive Opinion in oHCM; approval expected mid-year

	As of Dec 31, 2022[1]	As of March 31, 2023[1]
REMS Certified HCPs	~2600	~3200
Patients in hub	~1800	~2700
Patients on commercial drug	~900	~1500

[1]Source: BMS Internal Analysis

*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb™ | Q1 2023 Results

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Q1 2023 Hematology Product Summary

Q1 Global Net Sales[1]

	$M	YoY %	Ex-FX* %
Revlimid (lenalidomide)	$1,750	(37%)	(37%)
Pomalyst (pomalidomide)	$832	+1%	+2%
SPRYCEL dasatinib	$429	(11%)	(9%)
Reblozyl (luspatercept-aamt)	$206	+32%	+33%
Abecma (idecabtagene vicleucel)	$147	**	**
Breyanzi (lisocabtagene maraleucel)	$71	+61%	+66%
ONUREG (azacitidine)	$34	+48%	+52%
INREBIC (fedratinib) capsules	$25	+39%	+39%

**In excess of +100%

Revlimid - Impact from Gx entry; FY 2023 revenue projection of ~$6.5B

Pomalyst - Growth driven by demand for triplet-based regimens in earlier lines & favorable buying patterns ex-U.S.

Reblozyl

- U.S. demand growth & progress in patient adherence
- Continued expansion in international markets based on reimbursement timing

Abecma - Strong demand supported by increased manufacturing capacity

- KarMMa-3: U.S. PDUFA date December 16, 2023; filed in EU & Japan

Breyanzi - Strong 2L/3L+ demand supported by increased manufacturing capacity

- EU CHMP Positive Opinion in 2L LBCL

Bristol Myers Squibb | Q1 2023 Results

[1]Empliciti grouped in Mature & Other Brands
*See "Forward-Looking Statements and Non-GAAP Financial Information"

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Q1 2023 Immunology Product Summary

Q1 Global Net Sales

	$M	YoY %	Ex-FX* %
ORENCIA (abatacept)	$764	(4%)	(1%)
ZEPOSIA (ozanimod)	$78	**	**

**In excess of +100%

Zeposia

- Growth from demand in MS & expanding contribution from UC
- Continued focus on improving formulary access
- Expansion in international markets based on reimbursement timing

	$M	YoY %	Ex-FX* %
SOTYKTU (deucravacitinib)	$16	---	---

First-in-class selective allosteric TYK2 inhibitor

- U.S. continued strong early adoption; significant demand growth in Q1
- Focused on driving demand to enable broader access in 2024

	As of Dec 31, 2022[1]	As of March 31, 2023[1]
Volume	>2000 TRx Equivalent	>9500 TRx Equivalent[2]
Market Share[3]	~25-30%	Mid-30s%
Source of Business	• Systemic-naïve (~1/3) • Otezla-experienced (~1/3) • Biologic-experienced (~1/3)	Consistent with prior quarter

[1]Source: BMS Internal Analysis
[2]Cumulative TRx equivalent since launch
[3]Market share of written oral prescriptions in NBRx sourced from BrandImpact
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q1 2023 Results
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Q1 2023 Results Not for Product Promotional Use Q1 2023 Financial Performance 14 US GAAP Non-GAAP $ in billions, except EPS Q1 2023 Q1 2022 Q1 2023 Q1 2022 Total Revenues, net 11.3 11.6 11.3 11.6 Gross Margin % 77.4% 78.8% 77.8% 79.2% Operating Expenses1 4.1 4.1 4.0 4.0 Acquired IPR&D 0.1 0.3 0.1 0.3 Amortization of Acquired Intangibles 2.3 2.4 - - Effective Tax Rate 18.2% 23.9% 15.5% 15.9% Diluted EPS 1.07 0.59 2.05 1.96 Diluted Shares Outstanding (# in millions) 2,113 2,164 2,113 2,164 US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.01) (0.10) (0.01) (0.10) 1Operating Expenses = MS&A and R&D 2Comprises the net impact from Acquired IPRD & Licensing income *See “Forward-Looking Statements and Non-GAAP Financial Information”

Balanced Approach to Capital Allocation

Cash flow from Operations $B


$3.8
$2.3
$3.7
$3.3
$3.0
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

$B	Q1 2023
Total Cash*	~$9.3B
Total Debt	~$37.8B

Strong operating cash flow generation

Business Development

- Prioritize opportunities to further diversify portfolio & strengthen long-term outlook

Balance Sheet Strength

- Continued debt reduction
  - ~$1.6B in debt repayments in Q1
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued annual dividend growth**
  - 14th consecutive dividend increase
- Opportunistic share repurchase
  - ~$7B remaining authorization

*Cash includes cash, cash equivalents and marketable debt securities
**Subject to Board approval

Bristol Myers Squibb | Q1 2023 Results
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2023 Guidance

	US GAAP*		Non-GAAP*
	February (Prior)	April (Revised)	April (Affirm)
Total Revenues Reported Rates	~2% increase	No Change	~2% increase
Total Revenues Ex-FX	~2% increase	No Change	~2% increase
Revlimid	~$6.5 billion	No Change	~$6.5 billion
Gross Margin %	~77%	No Change	~77%
Operating Expenses[1]	Mid-single digit decline	No Change	Low-single digit decline
Tax Rate	~22%	~21%	~17%
Diluted EPS	$4.03 - $4.33	$4.10 - $4.40	$7.95 - $8.25

[1]Operating Expenses = MS&A and R&D, excluding Acquired IPR&D and Amortization of acquired intangibles
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q1 2023 Results
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17 Giovanni Caforio, MD Chairman of the Board, Chief Executive Officer Chris Boerner, PhD Executive VP, Chief Operating Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Q1 2023 Results Q&A